EXHIBIT 10.100

STATE OF GEORGIA

COUNTY OF GWINNETT

                         STANDARD OFFICE/WAREHOUSE LEASE

     THIS LEASE, made on the date of the later execution and acceptance hereof by Lessor or Lessee, as the case may be, by and between Lessor and Lessee:

                              W I T N E S S E T H:

1. PREMISES. Lessor does hereby rent and lease to Lessee, and Lessee does hereby rent and hire from Lessor, that certain space containing approximately 26,880 rentable square feet, as shown on the floor plan attached hereto as Exhibit A (said space being herein referred to as the "Premises"). The Premises are located in Lessor's building (herein referred to as the "Building") known as 4920 Avalon Ridge Parkway, Norcross, Gwinnett County, Georgia. The Building is located on that certain real property described on Exhibit B attached hereto and by this reference made a part hereof (herein referred to as the "Land"). No easement for light or air is included in the Premises.

2.   LEASE TERM.

     (A) The term of this Lease shall commence as follows: the term shall commence on the later to occur of (i) August 1, 2002; or (ii) the date on which the Premises are completed, a certificate of occupancy is issued and the Premises are delivered to Lessee (the "Commencement Date"). The lease for the entire Premises shall expire seventy-two (72) months following the Commencement Date, at midnight (herein referred to as the "Termination Date"). All references to the "term of this Lease" refer to the term of the Lease as it is renewed, extended or sooner terminated.

     PROVIDED, HOWEVER, in the event of any delay arising from Lessee Delays, the Commencement Date shall occur and Lessee shall commence payment of rent as set forth herein on the date that the Commencement Date would have occurred but for the Lessee Delays.

     "Lessee Delays", as used herein, shall mean and refer to delays (A) directly attributable to or caused by Lessee or Lessee's employees or agents, and (B) directly attributable to or caused by Lessee's requests for changes to the "Plans and Specifications" (as herein defined).

     (B) Upon delivery of possession of the Premises to Lessee, Lessee agrees to execute and deliver to Lessor a Tenant's Acceptance of Premises, in the form attached hereto as Exhibit C, subject to compliance by Lessor with the requirements of this Lease, as well as the actual condition of the Premises at such time. Lessee shall not be required to pay rent for any period during which Lessor is prevented from giving possession of the Premises to Lessee.

3.   BASE RENT.

     (A) Commencing ten (10) months after the Commencement Date, Lessee shall pay to Lessor at Lessor's office, or such other place as Lessor shall from time to time designate in writing, monthly Base Rent for the Premises of $15,904.00, to be paid on the first (1st) day of each month in advance for the first Lease Year, as hereinafter defined.

     (B) Effective the first (1st) day of each Lease Year, as hereinafter defined, following the second (2nd) Lease Year, the annual Base Rent payable for that Lease Year will be increased by three percent (3%) above the Base Rent for the preceding Lease Year for the Premises.

     (C)  As used  herein,  the term "Lease Year" shall mean each term of twelve
(12) consecutive calendar months commencing on the Commencement Date.

     (D) In the event Lessee fails to pay any installment of Base Rent or Additional Rent then due within fifteen (15) days after receipt by Lessee of written notice from Lessor of the nonpayment thereof, Lessee shall pay to Lessor an amount equal to two percent (2%) of such past due amount.

     (E) As used in this Lease, the term "rent" or "rental" shall include all Base Rent payable pursuant to this Paragraph 3 and all Additional Rent payable to Lessor hereunder. The term "Additional Rent," as used herein, shall mean all charges and sums payable by Lessee to Lessor hereunder other than Base Rent.

4. ADDITIONAL RENT. In addition to the Base Rent, Lessee shall pay to Lessor, as Additional Rent, the amounts described in subparagraphs 4(a), 4 (b), 4(c), and 4(d) below:

     (A)  TAXES.

          (I) Commencing on the Commencement Date and continuing thereafter during each calendar year of the term of this Lease, Lessee shall, in equal monthly installments with the Base Rent (and including the first ten (10) months of the Lease Term), pay to Lessor, in the event that Lessor's per square foot cost of taxes and assessments (as hereinafter defined) for the Building increases above the Base Year, as hereinafter defined, per square foot amount, then Lessee shall pay to Lessor as Additional Rent an amount equal to Lessee's Share, as hereinafter defined, of the aggregate amount of such increase (the "Tax Increase"), as provided in subparagraph d(i) below. The term "taxes and assessments" shall include every type of tax, charge or impost assessed against the Building, or any part thereof, or upon the operation of the Building, or any part thereof, including, but not limited to, ad valorem taxes, special assessments and governmental charges, excepting only income taxes imposed upon Lessor. Reasonable expenses incurred by Lessor in obtaining or attempting to obtain a reduction of any taxes or assessments shall be added to and included in the amount of taxes and assessments; however, in no event, shall the expenses exceed the amount of reduction achieved.

          (II) If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments of governmental charges levied, assessed, or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Lessor a capital levy or other tax directly on the rents received therefrom and/or an assessment, levy or charge measured by or based, in whole or in part, upon such rents for the Premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes and assessments" for the purposes hereof.

          (III)Lessee shall pay, or cause to be paid, before delinquency any and all taxes levied or assessed during the term of this Lease upon all improvements installed by Lessee in the Premises, Lessee's other leasehold improvements, equipment, furniture, fixtures and any other personal property of Lessee located on the Premises. In the event any or all of said improvements, Lessee's other leasehold improvements, equipment, furniture, fixtures and other personal property of Lessee shall be assessed and taxed with the Premises or the Building, Lessee shall pay to Lessor its share of such taxes within ten (10) calendar days after delivery to Lessee by Lessor of a statement in writing (including a copy of the tax bill) setting forth the amount of such taxes attributable to the above property, and the specific calculation utilized by Lessor to reasonably determine the tax amount attributable to the above property. In no event shall Lessee be obligated to make tax payments as provided for in this Section 4(a) more than thirty (30) days prior to the date on which payment is due to the taxing authority.

     (B) INSURANCE. Commencing on the Commencement Date and continuing thereafter during each calendar year of the term of this Lease (and including the first ten (10) months of the Lease Term), in the event that Lessor's per square foot cost of insurance (as hereinafter defined) increases above the Base Year per square foot amount, then Lessee shall pay to Lessor an amount equal to Lessee's Share of the aggregate amount of such increase (the "Insurance Increase"), as provided in subparagraph (e)(i) below. The term "insurance" shall include all fire and extended casualty insurance on the Building and all liability coverage on the grounds, sidewalks, driveways, parking areas, and any other exterior or interior areas of the Building with respect to the Premises.

     (C) CAM. Commencing on the Commencement Date and during the term of this Lease (including the first ten (10) months of the Lease Term), Lessee shall pay to Lessor, as Additional Rent, Lessee's Share of all common area electrical, grounds maintenance charges, reasonable property management charges, security services and other common area charges and expenses for the Building (the "CAM Charges"), as provided in subparagraph (e)(ii) below. The term "grounds maintenance" shall include, without limitation, all landscaping, planting, lawn and grounds care, all maintenance to the grounds and other common areas adjacent to the Premises and to all sidewalks, driveways, loading areas and parking areas.

     (D) SECURITY DEPOSIT. Lessee shall pay a security deposit of one month's Base Rent upon the execution of this Lease by both Lessor and Lessee.

     (E)  ESTIMATED PAYMENTS.

          (I) Prior to January 1 of each calendar year during the term of this Lease, or as soon thereafter as possible, Lessor shall deliver to Lessee an estimate of (A) the Tax Increase for that calendar year (the "Tax Estimate"),
(B) the Insurance Increase for that calendar year (the "Insurance Estimate"), and (C) the total CAM Charges for that calendar year (the "CAM Estimate") and Lessee's Share thereof, along with a calculation of, and evidence which reasonably supports, Lessee's Share thereof. (The Tax Estimate, the Insurance Estimate and the CAM Estimate are sometimes referred to hereinafter collectively as the "Common Cost Estimates".) Lessee shall thereafter during that calendar year pay to Lessor one-twelfth (1/12) of the amount of Lessee's Share of the Common Cost Estimates at the same time its monthly installments of Base Rent hereunder are due and payable. In the event Lessor shall not have furnished the Common Cost Estimates to Lessee by January 1 of any calendar year, then until the first day of the first month next following the month in which the Common Cost Estimates are furnished to Lessee, Lessee shall pay to Lessor on the first day of each calendar month an amount equal to the aggregate monthly installment of Lessee's Share of the Tax Increase, Insurance Increase and CAM Charges which was payable by Lessee to Lessor with respect to the last month of the preceding calendar year. In such event, at such time as Lessor furnishes the Common Cost Estimates to Lessee, Lessor shall give Lessee notice stating whether the aggregate amount of the installments of Lessee's Share of the Tax Increase, Insurance Increase and CAM Charges previously paid for such calendar year is more or less than the aggregate amount of the installments due for such portion of the calendar year as computed in accordance with the Common Cost Estimates, and (A) if there shall be a deficiency, then within ten (10) days after the Lessee receives the Common Cost Estimates, Lessee shall pay the amount of such deficiency, (B) if there shall have been an overpayment, Lessor shall promptly submit such overpayment to Lessee, and (C) on the first day of the first month next following the month in which the Common Cost Estimates are furnished to Lessee, and monthly thereafter for the balance of such calendar year, Lessee shall pay to Lessor one-twelfth (1/12) of the amount of Lessee's Share of the Tax Increase, Insurance Increase and CAM Charges as set forth in the Common Cost Estimates.

          (II) At such time as Lessor is able to determine the actual Tax Increase, Insurance Increase and CAM Charges for each calendar year, Lessor shall deliver to Lessee a statement thereof, along with a calculation of, and evidence which reasonably supports, Lessee's Share thereof and, in the event the estimated Tax Increase, Insurance Increase and CAM Charges differ from the actual Tax Increase, Insurance Increase and CAM Charges, then (A) if there shall be a deficiency, then within ten (10) days after Lessee receives the statement of the actual Tax Increase, Insurance Increase and CAM Charges, Lessee shall pay the amount of such deficiency, and (B) if there shall have been an overpayment, Lessor shall promptly submit such overpayment amount to Lessee.

     (F) "Lessee's Share," as used herein, shall mean the number, stated as a percentage, determined by dividing the rentable square footage of the Premises as stated in Paragraph 1 by the number of rentable square feet in the Building. In the event of any change in the area (in rentable square feet) of the Premises or the Building, Lessee's Share shall be adjusted to reflect such change or event on a prorated, daily basis. Lessee's Share shall be determined based on the rentable square footage of the Premises calculated as 26,880 square feet divided by 59,400 square feet.

     (G)  "Base Year," as used herein, shall mean the calendar year 2002.

     (H) Any payment to be made pursuant to this Paragraph 4 with respect to the calendar year in which this Lease commences or terminates shall be prorated.

5. UTILITIES. Lessee shall promptly pay all charges for utilities and other services furnished to the Premises by Lessor or the applicable utility company, including, but not limited to, gas, water, electricity, fuel, light and heat, and Lessee shall promptly pay all charges for garbage collection services and for all other sanitary services rendered to the Premises or used by Lessee in connection herewith. In the event any utilities furnished to the Premises are not separately metered, Lessee shall pay to Lessor, as additional rental, Lessee's Share of the utilities used by Lessee, within thirty (30) calendar days following receipt of a statement showing the amount due along with a calculation of, and evidence which reasonably supports, such Lessee's Share thereof. Lessee's prorated amount shall be determined on the basis of the size of the Premises, unless Lessor reasonably determines that Lessee's use of the Premises justifies a disproportionate allocation of utility costs to Lessee (which may result in an increase or decrease of the utility costs).

6. USE. The Premises shall be used for general and administrative office purposes; software design; repair, warehousing and distribution of computer components; the integration of systems; help desk, contracts, telephone and WEB based support; and for no other purpose. The Premises shall not be used for any illegal purposes; nor in violation of any regulation of any governmental body; nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or unreasonably increase the rate of insurance on the Premises or on the Building. Provided that the Lessor is and remains in compliance with the terms of this Lease, Lessee agrees to use the Premises for the purposes herein leased until the expiration of the term of this Lease. Lessee shall take possession of the Premises on or before the Commencement Date. Lessor represents to Lessee that, to the best of Lessor's knowledge, the Premises are zoned so as to permit the use of the Premises for the purposes permitted hereunder.

7. LESSOR'S WORK/LESSEE'S IMPROVEMENTS. Lessor shall improve the Premises in an amount not to exceed $4.25 per square foot (the "Allowance") in accordance with Plans and Specifications to be approved by both Lessor and Lessee. Lessee shall be responsible for payment of all costs of the improvements, approved by both Lessor and Lessee, that exceed the Allowance.

8.   REPAIRS BY LESSOR.

     (A) Except as otherwise expressly provided in this Lease, Lessor shall not be required to make any repairs or improvements to the Premises. Lessor shall make and pay for repairs to the foundation, floor, exterior walls and roof of the Building as necessary for safety and tenantability. Lessor's duties shall include repairs to underground utility and sewer pipes outside the exterior walls of the Building but within the sole control of Lessor and beneath the property which is described on Exhibit B attached hereto, or under or within the floor of the Premises.

     (B) Lessor shall be responsible for the maintenance of those areas around the Building, including parking areas, planted areas, and landscaped areas which are from time to time designated by Lessor and open for the joint use by tenants of the Building or the public.

9. REPAIRS BY LESSEE. Lessee shall repair, maintain, replace as necessary and keep in good, clean and safe repair all portions of the Premises and all equipment, fixtures and systems therein which are not specifically set forth as the responsibility of Lessor in Paragraph 8 of this Lease; in addition, Lessee shall bear the expense of any repairs to the items which are Lessor's responsibility (under Paragraph 8, above) if made necessary by the negligence or misuse of Lessee, its employees, or agents; and Lessee shall bear the cost of repairs to the floor if made necessary by the nature of Lessee's use of the Premises. Subject to the provisions of the next succeeding paragraph, Lessee's repairs and replacements shall include without limitation all electrical, plumbing, heating and air conditioning systems, parts, components and fixtures within or relating to the Premises. In connection therewith, Lessee shall maintain in force at all times a maintenance contract for the heating, ventilation, and air conditioning equipment acceptable in form and content to Lessor and with a service organization acceptable to Lessor. Lessee shall also promptly repair or replace all partitions and all glass and plate glass within the Premises immediately when cracked or broken. Lessor gives to Lessee exclusive control of the Premises and shall be under no obligation to inspect the Premises. Lessee shall, within a reasonable time, report in writing to Lessor any defective conditions known to Lessee which Lessor is required to repair, and failure to so report such defects shall make Lessee liable to Lessor for any liability incurred by Lessor by reason of such failure to timely report such defects, and Lessee indemnifies and holds harmless Lessor from and against all loss, cost and damage (including reasonable attorney's fees) arising from or related to Lessee's failure to so report such defective conditions. Lessee shall maintain a maintenance contract for all mechanical systems in effect during the Lease term.

10. RIGHT OF ENTRY. Lessor shall have the right, but not the obligation, and upon reasonable notice, to enter the Premises at reasonable hours to exhibit same to prospective purchasers, lenders or (during the last six (6) months of the term of this Lease) tenants; to inspect the Premises to see that Lessee is complying with all Lessee's obligations hereunder; and to make repairs required of Lessor under the terms of this Lease or repairs or modifications to any adjoining space.

11. LESSOR'S RIGHT TO ACT FOR LESSEE. If Lessee fails to pay any additional rent or make any other payment (except Base Rent) or take any other action when and as required under this Lease, Lessor may, without demand upon Lessee and without waiving or releasing Lessee from any duty, obligation, or liability under this Lease, pay any such additional rent, make any such other payment or take any such action required of Lessee. The actions which Lessor may take shall include, but are not limited to, the performance of maintenance or repairs and the making of replacements to the Premises, the payment of insurance premiums which Lessee is required to pay under this Lease and the payment of taxes and assessments which Lessee is required to pay under this Lease. Lessor may pay all incidental costs and expenses incurred in exercising its rights hereunder, including, without limitation, reasonable attorneys' fees and expenses, penalties, re-instatement fees, late charges and interest. All amounts paid by Lessor pursuant to this Paragraph, and all costs and expenses incurred by Lessor in exercising Lessor's rights under this Paragraph shall be deemed Additional Rent, shall bear interest at the lesser of (i) a rate per annum equal to the "Prime Rate" (as herein defined) plus three (3) percentage points, or (ii) the highest rate permitted under applicable law (herein referred to as the "Default Rate of Interest"), from the date of payment by Lessor and shall be payable by Lessee to Lessor upon demand. The term, "Prime Rate," as used herein, shall mean the Base Rate as announced by SouthTrust Bank from time to time; said prime rate is 4.75% per annum, on the date hereof.

12.  DEFAULT.

     (A) Each of the following events shall constitute an "Event of Default" by Lessee under this Lease:

          (I) if Lessee shall fail to pay when due any rent or other payment to be made by Lessee hereunder and shall not cure such failure within ten (10) days after written notice thereof from Lessor; or

          (II) if Lessee shall violate or breach, or shall fail to observe, keep, satisfy, perform, and comply with, any agreement, term, covenant, condition, requirement, restriction, or provision of this Lease (other than the payment of rent or any other payment to be made by Lessee), and shall not cure such failure within thirty (30) days after Lessor gives Lessee written notice thereof; or

          (III)if the Premises are deserted or abandoned and Tenant fails to pay rent;

          (IV) if Lessee's interest in the Premises is levied upon; or

          (V) if any petition is filed by or against Lessee under any Section or Chapter of the Federal Bankruptcy Code, and in the case of a petition filed against Lessee, such petition is not dismissed within sixty (60) days of such filing; or if Lessee becomes insolvent or transfers property in fraud of creditors; or if Lessee makes an assignment for the benefit of creditors; or if a receiver is appointed for any of Lessee's assets.

     For the purposes of the Events of Default specified in clause (v) above, the word "Lessee" shall include, without limitation; (i) any party comprising Lessee, should more than one person or entity execute this Lease as Lessee, or any general partner or joint venturer of Lessee or any such party; and (ii) any person or entity now or hereafter liable, whether primarily, secondarily, or contingently, for the performance of the duties and obligations of Lessee under this Lease, including without limitation any principal, maker, endorser, guarantor or surety.

     (B) Upon the occurrence of any Event of Default, Lessor may pursue any one or more of the following remedies, in addition to any other remedies provided under this Lease, at law or in equity, separately or concurrently or in any combination, without any notice (except as specifically provided herein) or demand whatsoever and without prejudice to any other remedy which it may have for possession of the Premises or for arrearages in rent or other amounts payable to Lessor:

          (I) Lessor may terminate this Lease by giving Lessee written notice of termination, in which event Lessee shall immediately quit and vacate the Premises and deliver and surrender possession of the Premises to Lessor, and this Lease shall be terminated at the time designated by Lessor in its notice of termination to Lessee; provided, however, that no termination of this Lease prior to the normal expiration hereof shall affect Lessor's right to collect rent for the period prior to termination; or

          (II) With or without terminating this Lease, Lessor may enter upon and take possession of the Premises; or

          (III) Lessor may re-let the Premises or any part thereof, on such terms and conditions as Lessor may deem satisfactory and are commercially reasonable under the circumstances, and receive the rent for any such re-letting, in which event Lessee shall pay to Lessor on demand any deficiency that may arise by reason of such re-letting; provided, further, that Lessee shall pay over to Lessor on demand any and all reasonable costs and expenses incurred in renovating or altering the Premises to make it suitable for re-letting; or

          (IV) Lessor may declare immediately due and payable the present value (using a discount rate of ten percent (10%) per annum) of all rent and other sums due or to become due under this Lease immediately due and payable; provided, however, that such payment shall not constitute a penalty or forfeiture or liquidated damages, but shall merely constitute payment in advance of the rent for the remainder of the term of this Lease. Upon making such payment, Lessee shall be entitled to receive from Lessor all rents actually received by Lessor from other assignees, tenants, and subtenants on account of the Premises during the term of this Lease, provided that the monies to which Lessee shall so become entitled shall in no event exceed the entire amount actually due by Lessee to Lessor under this Lease, less all costs, expenses and attorneys' fees of Lessor incurred in connection with the re-letting of the Premises.

     (C) Lessor's pursuit of any one or more of the remedies provided in this Lease shall not constitute an election of remedies excluding the election of another remedy or other remedies, or a forfeiture or waiver of any rent or other amounts payable under this Lease by Lessee or of any damages or other sums accruing to Lessor by reason of Lessee's violation of any provision of this Lease. No action taken by or on behalf of Lessor shall be construed to mean acceptance of a surrender of this Lease. No failure of Lessor to pursue or exercise any of Lessor's powers, rights, or remedies or to insist upon strict and exact compliance by Lessee with any provision of this Lease, and no custom or practice at variance with the terms of this Lease, shall constitute a waiver by Lessor of the right to demand strict and exact compliance with the terms and conditions of this Lease.

13. RIGHTS CUMULATIVE. All rights, remedies, powers, and privileges conferred under this Lease on either party shall be cumulative of and in addition to, but not restrictive of or in lieu of, those conferred by law.

14. LIENS. Lessee hereby indemnifies Lessor against, and shall keep the Premises, the Building, and the Land free from any known liens for any work performed, material furnished or obligations incurred by Lessee. Should any liens or claims be filed against the Premises, the Building, or the Land by reason of Lessee's acts or omissions, Lessee shall cause same to be discharged by bond or otherwise within fifteen (15) days after Lessor gives Lessee notice of such filing. If Lessee fails to cause any such lien or claim to be discharged within the required time, Lessor may cause same to be discharged and may make any payment that Lessor, in its reasonable judgment, considers necessary, desirable, or proper in order to do so. All amounts paid by Lessor shall bear interest at the Default Rate of Interest from the date of payment by Lessor and shall be payable by Lessee to Lessor upon demand.

15.  LESSEE'S PROPERTY: IMPROVEMENTS TO THE PREMISES.

     (A) Lessee shall not remove any personal property, fixtures, or equipment from the Premises at any time during which Lessee is in default under this Lease. Upon any termination of this Lease at a time at which Lessee shall be liable in any amount to Lessor under this Lease, Lessor shall have a lien upon the personal property and effects of Lessee with in the Premises, and Lessor shall have the right, at Lessor's election, without notice to Lessee, to sell at a private, commercially reasonable sale all or part of said property and effects for such price as against any amounts due under this Lease from Lessee to Lessor, including the expenses of such sale. It is expressly agreed that the Lessor's rights as described in this Section 15(a) shall subordinate to any prior existing liens.

     (B) If Lessee shall not remove all Lessee's effects from the Premises at any expiration or other termination of this Lease, Lessor shall have the right, at Lessor's election, to remove all or part of said effects in any manner that Lessor shall choose and store the same without liability to Lessee for loss thereof, and Lessee shall be liable to Lessor for all expenses incurred in such removal and also for the cost of storage of said effects. Lessee shall have no obligation or right to remove the Lessee finish work at the expiration or termination of the term of this Lease.

     (C) Lessee shall not make any alterations, additions, or improvements to the Premises, exterior or interior, without the prior written consent of Lessor, except for (i) unattached movable fixtures which may be installed without drilling, cutting, or otherwise defacing the Premises, and (ii) nonstructural changes to the Premises which do not exceed in the aggregate the value of $5,000.00 per Lease Year, and (iii) interior decorating such as painting and installation and replacement of wall and floor coverings. If any such alterations, additions, or improvements are made, then, at the expiration of the term of this Lease, Lessee agrees to restore the Premises to the condition prior to making same, at Lessee's sole cost and expense, reasonable wear and tear excepted, provided that if Lessor does not require removal, then all such alterations, additions, or improvements shall become the sole property of Lessor. Lessee may not use or penetrate the roof of the Premises for any purpose whatsoever without Lessor's prior written consent. All construction work done by Lessee in the Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and at such times and in such manner as will cause a minimum of interference with other construction in progress and with the transaction of business in the Building. Lessee covenants and agrees that all contractors, subcontractors, and other persons or entities performing construction or installation work for Lessee at the Premises will carry liability insurance in amounts acceptable to Lessor.

16.  SUBLETTING AND ASSIGNMENT.

     Lessee shall not, directly or indirectly, without the prior written consent of Lessor which consent shall not be unreasonably withheld, delayed or denied, endorsed hereon, sell, assign, hypothecate, or otherwise transfer this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Lessee. Consent to any assignment or sublease shall not be deemed a waiver of the right of Lessor to approve any further assignment or subletting. Notwithstanding any permitted assignment or subletting, whether or not Lessor's consent was required, requested or given, Lessee shall remain liable for the full and complete performance, satisfaction, and compliance with each and every agreement, term, covenant, condition, requirement, provision, and restriction of this Lease, as principal and not as surety or guarantor, and as if no such assignment or subletting had been made.

     (A) In the event that during the term of this Lease Lessee desires to sublease the Premises or assign this Lease, Lessee shall give written notice thereof to Lessor, which notice shall contain (i) the name of the proposed subtenant or assignee; (ii) the terms of any sublease; and (iii) such other information as Lessor shall reasonably request; whereupon Lessor shall consider such proposed subtenant or assignee and notify Lessee with reasonable promptness however no later than 7 days after request as to Lessor's choice, at Lessor's reasonable discretion, of the following: (x) that Lessor consents to a subleasing of the Premises or assignment of this Lease to such proposed subtenant or assignee; or (y) that the Lessor will cancel the Lease as of the date of the contemplated sublease, should Lessee effect such sublease; or (z) that Lessor declines to consent to such sublease or assignment due to insufficient or unsatisfactory documentation furnished to Lessor.

     (B) In the event that Lessee sublets the Premises or any part thereof, or sells, assigns, or transfers this Lease and at any time receives rent and/or other consideration which exceeds that which Lessee would at that time be obligated to pay to Lessor, Lessee shall pay to Lessor 100% of the gross excess in such rent as such rent is received by Lessee and 100% of any other consideration received by Lessee from such subtenant in connection with such sublease or, in the case of an assignment of this Lease by Lessee, Lessor shall receive 100% of any consideration paid to Lessee by such assignee in connection with such assignment after deduction of expenses.

17. DAMAGE OR DESTRUCTION. If the Premises or any portion thereof are destroyed by storm, fire, lightning, earthquake, or other casualty, Lessee shall notify Lessor within a reasonable time. In the event the Premises cannot, in Lessor's reasonable judgment, be restored within one hundred twenty (120) days of the date of such damage or destruction, this Lease shall terminate as of the date of such destruction, and all rent and other sums payable by Lessee hereunder shall be accounted for as between Lessor and Lessee as of that date. Lessor shall notify Lessee within thirty (30) days of the date of the damage or destruction whether the Premises can be restored within one hundred twenty (120) days. If this Lease is not terminated as provided in this Paragraph, Lessor shall, to the extent insurance proceeds payable on account of such damage or destruction are available to Lessor (with the excess proceeds belonging to Lessor), within a reasonable time, repair, restore, rebuild, reconstruct, or replace the damaged or destroyed portion of the Premises to a condition substantially similar to the condition which existed prior to the damage or destruction. Provided, however, Lessor shall only be required to repair, restore, rebuild, reconstruct, and replace the Lessor's Work shown on Exhibit A, and Lessee shall, at its sole cost and expense, upon completion of the Lessor's Work, repair, restore, rebuild, reconstruct, and replace, as required, any and all improvements installed in the Premises by Lessee and all trade fixtures, personal property, inventory, signs, and other contents in the Premises, and all other repairs not specifically required of Lessor hereunder, in a manner and to at least the condition existing prior to the damage. If Lessor fails to restore the Premises as required herein within said 120-day period, subject to Force Majeure, Lessee shall have the right to terminate this Lease by written notice to Lessor. Lessee's obligations to pay Base Rent (and the additional rent payable under Paragraph 4) shall abate until Lessor has repaired, restored, rebuilt, reconstructed, or replaced the Premises, as required herein, in proportion to the part of the Premises which are unusable by Lessee. Notwithstanding the foregoing, if any such damage or destruction occurs within the final one (1) year of the term hereof, then Lessor, in its sole discretion, may, without regard to the aforesaid 120-day period, terminate this Lease by written notice to Lessee. The term, "Force Majeure", as used herein, shall mean a delay, not within

Lessor's control, in Lessor's performance hereunder due to acts of God, adverse weather, fire, earthquake, flood, explosion, war, invasion, insurrection, riot, mob violence, sabotage, vandalism, failure of transportation, strikes, lockouts, litigation, condemnation, requisition, governmental restrictions including inability or delay in obtaining governmental consents or permits, laws or orders of governmental, civil, military or naval authorities, or any other cause, whether similar or dissimilar to the foregoing, not within Lessor's control. If the damage or destruction is due to the negligence or willful misconduct of Lessee, there shall be no rent abatement (unless Lessor receives insurance payments for such loss of rent on account of such damage or destruction, in which case Lessee shall only be liable to Lessor for any deficiency in such rent).

18.  CONDEMNATION.

     (A) In the event of a taking of all or any portion of the Premises (so that the untaken portion is unsuitable for the continued feasible and economic operation of the Premises by Lessee for substantially the same purposes as immediately prior to such taking), then this Lease shall automatically terminate and all rent and other sums payable by Lessee hereunder shall be apportioned and paid through and including the date of such taking.

     (B) In the event of a taking of a portion of the Premises (so that the untaken portion is suitable for the continued feasible and economic operation of the Premises by Lessee for substantially the same purposes as immediately prior to such taking), this Lease and all of the duties and obligations of Lessee hereunder shall remain unmodified and in full force and effect; provided, however, that the rent payable after the taking shall be reduced to an amount which bears the same ratio to the rent payable immediately prior to the taking as the rental value of the Premises after taking bears to the rental value of the Premises immediately prior to the taking.

     (C) Lessor shall be entitled to all awards, damages, compensation, or proceeds payable by reason of any taking, and Lessee shall not be entitled to any portion thereof, and shall have no claim for, and hereby transfers, assigns, conveys, and sets over unto Lessor all of its right, title, and interest, if any, in or to any award, damages, compensation, or proceeds payable by reason of any taking; and, without limiting the generality of the foregoing, Lessee shall have no claim against Lessor or the condemning authority, or otherwise, for any award, damages, compensation, or proceeds for (i) the value of any unexpired term of this Lease, or (ii) the value of any fixtures or improvements installed by Lessee in the Premises. Nothing herein shall be construed, however, to preclude Lessee from prosecuting any claim directly against the condemning authority for loss of business, moving expenses, damage to, and cost of removal of, trade fixtures, furniture, and other personal property belonging to Lessee.

19. INDEMNITY. Lessee shall, at all times, except to the extent of the negligence of Lessor, its agents and employees, indemnify and hold harmless Lessor and Lessor's officers, employees, and agents from, against, and in respect of, all liabilities, damages, losses, costs, expenses (including all reasonable attorneys' fees), causes of action, suits, claims, demands, and judgments of any nature whatsoever arising, in whole or in part, out of, by reason of, or in connection with: (a) injury to or the death of persons or damage to property (i) on the Premises, or (ii) resulting from the condition of the Premises; (b) the violation or breach of, or the failure of Lessee to comply with any agreement, term, covenant, condition, requirement, provision, or restriction of this Lease binding on Lessee (which violation or breach is not cured within the applicable grace or cure period provided herein); or (c) the violation by Lessee of any law affecting the Premises or the use or occupancy thereof. Lessee, on behalf of itself and all persons and entities claiming through Lessee, waives all claims against Lessor for damage to any property or injury to, or death of, any person in, upon, or about the Premises, the Building, or the Land arising at any time and from any cause (including without limitation fire, explosion, water, rain, flood, or leaks from any part of the Premises or from the pipes, appliances, plumbing works, roof, or subsurface of any floor or ceiling, or from the street, or any other place), except to the extent caused by the negligence or willful misconduct of Lessor, its agents, employees, representatives, or contractors.

     Lessor shall, at all times, except to the extent of the negligence of Lessee, its agents and employees, indemnify and hold harmless Lessee and Lessee's officers, employees, and agents from, against, and in respect of, all liabilities, damages, losses, costs, expenses (including all reasonable attorneys' fees), causes of action, suits, claims, demands, and judgments of any nature whatsoever, to the extent arising, in whole or in part, out of, by reason of, or in connection with (i) injury to or the death of persons or damage to property on any portion of the Land or the Building (other the Premises or portions of the Building occupied by other tenants), or (ii) Lessor's negligence or willful misconduct, or (iii) Lessor's violation of the Lease (which violation is not cured within a reasonable time following written demand).

20.  INSURANCE.

     (A) Lessee shall maintain in force at all times comprehensive general public liability insurance in an amount of not less than $3,000,000 combined single limit coverage for bodily injury, death, and property damage. Such insurance shall include contractually assumed liability; and such insurance shall be primary and not in excess of or contributory with other insurance carried by other persons. Said policy shall name Lessor as additional insured and shall contain a provision requiring the insurer to give Lessor at least thirty (30) calendar days' prior written notice before any termination or expiration of said policy or any reason. Prior to the commencement of this Lease and prior to the expiration of each term of such policy, Lessee shall deliver to Lessor the original of such policy or a proper certificate from the insurer.

     (B) Lessee hereby agrees to insure any improvements installed by Lessee in the Premises and its merchandise, trade fixtures, personal property, furnishings, supplies, inventory, signs, and other contents of the Premises against fire, with all risk coverage, for the full replacement value thereof. Lessor shall have no responsibility whatsoever for any damage, theft, or other casualty to or involving the same.

     (C) Each policy of insurance obtained by Lessee hereunder or otherwise with respect to the Premises shall contain a waiver of subrogation clause reasonably acceptable to Lessor.

     (D) Lessor shall insure the Building against damage with casualty insurance not less than the replacement value of the Building and with such deductibles as Lessor reasonably deems appropriate and with comprehensive general public liability insurance in such amounts and with such deductibles as Lessor reasonably deems appropriate. Lessee shall have no responsibility whatsoever for any damage or other casualty to or involving the same unless caused by the negligence or willful misconduct of Lessee, its agents or employees.

21. SIGNAGE. Lessee shall not install any signs visible from outside the Premises except with the prior written consent of Lessor. Any permitted signs shall be maintained in compliance with applicable governmental rules and regulations governing such signs, and Lessee shall be responsible to Lessor for any damage caused by the installation, use, or maintenance of said signs. Lessee agrees, upon removal of said signs, to repair all damage incident thereto.

22. ATTORNEYS' FEES. In the event that either party is required to enforce the provisions of this Lease, such party, if it prevails, shall be entitled to receive from the other party all costs and expenses incurred at trial and on appeal in connection with such enforcement, including but not limited to reasonable attorneys' fees.

23. PARTIES. "Lessor" as used in this Lease shall include Lessor's assigns and successors in title to the Premises. "Lessee" shall include Lessee and, if this Lease shall be validly assigned or the Premises validly sublet, shall include such assignee or subtenant, its successors and permitted assigns. "Lessor" and "Lessee" shall include male and female, singular and plural, corporation, partnership, or individual, as may fit the particular parties.

24. LANDLORD AND TENANT RELATIONSHIP. This Lease shall create the relationship of landlord and tenant between Lessor and Lessee; no estate shall pass out of Lessor; Lessee has only an usufruct not subject to levy and sale.

25. HOLDING OVER. If Lessee remains in possession of the Premises after expiration of the term of this Lease, with Lessor's acquiescence and without any distinct agreement of parties, Lessee shall be a tenant at will at a rental rate equal to 150% of the rate in effect at the end of this Lease; there shall be no renewal of this Lease by operation of law.

26. SALE BY LESSOR. In the event of any sale, conveyance, transfer, or assignment by Lessor of its interest in and to the Premises as well as any security deposits, and assumption by the party to whom Lessor is selling, conveying, transferring, or assigning of all obligations of Lessor hereunder from and after the date of the sale, conveyance, transfer, or assignment, all obligations under this Lease of the party selling, conveying, transferring, assigning, or otherwise disposing shall cease and terminate and Lessee releases said party from same and Lessee shall thereafter look only and solely to the party to whom or which the Premises were sold, conveyed, transferred, assigned, or otherwise disposed of for performance of all of Lessor's duties and obligations under this Lease.

27. SURRENDER OF THE PREMISES. At the termination of this Lease, Lessee shall surrender the Premises and keys thereof to Lessor in at least as good a condition as at commencement of the term of this Lease, normal wear and tear and casualty only excepted.

28. NOTICES. Lessee hereby appoints as Lessee's agent to receive the service of all dispossessory or distraint proceedings and notices thereunder, and all notices required or permitted under this Lease, the person in charge of or occupying the Premises at that time; and if no person is in charge of or occupying same, then such service or notice may be made by attaching the same on the main entrance to the Premises. All notices to Lessor shall be delivered by hand or sent by certified mail, return receipt requested, postage prepaid, to Lessor's principal office set forth at the beginning of this Lease.

29. COVENANT OF QUIET ENJOYMENT. So long as Lessee observes and performs the covenants and agreements contained herein to be observed and performed by Lessee, Lessor covenants and agrees that Lessee shall at all times during the term of this Lease peacefully and quietly have and enjoy possession of the Premises, but always subject to the terms hereof.

30.  SUBORDINATION AND ATTORNMENT.

     Subject to the provisions of subparagraph 30(b) below, this Lease shall be subordinate to the right, title, and interest of any lender or other party holding a security interest in or a lien upon the Premises under any and all mortgage instruments or deeds to secure debt presently encumbering the Premises or the Building and to any and all other deeds to secure debt or mortgage instruments hereafter encumbering the Premises or the Building. Lessee shall at anytime hereafter, on demand of Lessor or the holder of any such deed to secure debt or mortgage instrument, execute any instruments which may reasonably be required by such party for the purpose of evidencing the subordination of this Lease to the lien or security of such party.

     (A) The following provisions shall be applicable to the subordinations provided under subparagraph (a) above: (i) Lessor agrees, within sixty (60) days following the date this Lease is fully executed, to obtain from its present lender a non disturbance agreement providing that, in the event the deed to secure debt or mortgage instrument is foreclosed, Lessee's possession of the Premises shall not be disturbed so long as no Event of Default shall have occurred and is continuing and so long as Lessee continues to comply with the terms of this Lease (a "Non disturbance Agreement"); and (ii) as to any deed to secure debt or mortgage instrument that is placed against the Premises or the Building after the date of this Lease, the foregoing subordination shall not be effective unless the holder of such deed to secure debt or mortgage instrument shall execute and deliver to Lessee a Nondisturbance Agreement.

     (B) Lessee shall, upon demand, at any time or times, execute, acknowledge, and deliver to Lessor or the holder of any such instruments or deeds to secure debt, without expense, any and all documents that may be necessary to make this Lease superior to the lien of any of the same.

     (C) If the holder of any of said instruments or deeds to secure debt shall hereafter succeed to the rights of Lessor under this Lease, Lessee shall, at the option of such holder or a purchaser at any foreclosure or sale under power, attorn to and recognize such successor as Lessee's landlord under this Lease. Lessee shall promptly execute, acknowledge, and deliver any instrument that may be necessary to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between each successor Lessor and Lessee, subject to all of the terms, covenants, and conditions of this Lease.

31. ESTOPPEL CERTIFICATE. At any time and from time to time, Lessee, on or before the date specified in a request therefore made by Lessor, which date shall not be earlier than ten (10) days from the making of such request, shall execute, acknowledge, and deliver to Lessor a certificate evidencing whether or not (a) this Lease is in full force and effect; (b) this Lease has been amended in any way; (c) there are any existing defaults on the part of Lessor hereunder, to the knowledge of Lessee, and specifying the nature of such defaults, if any; (d) the date to which rent and other amounts due hereunder, if any, have been paid; and
(e) such other matters reasonably requested by Lessor. Each certificate delivered pursuant to this Paragraph may be relied on by any prospective purchaser of the Building or transferee of Lessor's interest hereunder or by any holder or prospective holder of any mortgage instrument or deed to secure debt now or hereafter encumbering the Building.

32. GOVERNMENTAL REGULATIONS. Lessee agrees, at its sole expense, promptly to comply with all requirements of any legally constituted public authority made necessary by reason of Lessee's use or occupancy of the Premises. Lessor agrees promptly to comply with any such requirements if not made necessary by reason of Lessee's use or occupancy of the Premises. It is mutually agreed, however, between Lessor and Lessee, that if in order to comply with such requirements the cost to Lessor or Lessee, as the case may be, shall exceed a sum equal to one
(1) year's Base Rent under this Lease at the time compliance is required, then the party who is obligated to comply with such requirement is entitled to terminate this Lease by giving written notice of termination to the other party, which termination shall become effective sixty (60) days after receipt of such notice, and which notice shall eliminate necessity of compliance with such requirement by the party giving such notice, unless the party receiving such notice of termination shall, before the termination becomes effective, pay to the party giving notice all costs of compliance in excess of one (1) year's Base Rent, or secure payment of said sum in a manner satisfactory to the party giving notice. Lessor and Lessee each agree that nothing contained in this Paragraph shall affect or modify the effectiveness of any indemnifications benefiting either party as set forth elsewhere in this Lease.

33.  RELOCATION. INTENTIONALLY DELETED.

34. SUCCESSORS AND ASSIGNS. The provisions of this Lease shall inure to the benefit of and be binding upon Lessor and Lessee and their respective successors, heirs, legal representatives, and assigns, subject, however, in the case of Lessee, to the restrictions on assignment and subletting contained in this Lease.

35. LIMITATION OF LIABILITY. Lessor's obligations and liability to Lessee with respect to this Lease shall be limited solely to Lessor's interest in the Building, and neither Lessor, nor any joint venturer, partner, officer, director, or shareholder of Lessor or any of the joint venturers of Lessor shall have any personal liability whatsoever with respect to this Lease.

36.  AGENT COMMISSION.

     (A) CB Richard Ellis, Inc. ("Agent") shall be entitled to receive a commission in the amounts, and upon the terms and conditions, contained in a commission agreement between Lessor and Agent; and Lessor agrees to pay such commission to Agent.

     (B) Lessee warrants and represents to Lessor that, except as set forth above, no other party is entitled, as a result of the actions of Lessee, to a commission or other fee resulting from the execution of this Lease: and in the event Lessee extends or renews this Lease, or expands the Premises, and Agent is entitled to a commission under the above-commission agreement, Lessee shall pay all commissions and fees payable to any party (other than Agent) engaged by Lessee to represent Lessee in connection therewith. Lessor warrants and represents to Lessee that, except as set forth above, no other party is entitled, as a result of the actions of Lessor, to a commission or other fee resulting from the execution of this Lease. Lessor and Lessee agree to indemnify and hold each other harmless from any loss, cost, damage, or expense (including reasonable attorneys' fees) incurred by the non-indemnifying party as a result of the untruth or incorrectness of the foregoing warranty and representation, or failure to comply with the provisions of this subparagraph.

     (C) Agent is representing Lessor in connection with this Lease, and is not representing Lessee.

37. RULES AND REGULATIONS. Lessee accepts the Premises subject to and hereby agrees with Lessor to abide by the Rules and Regulations attached to this Lease as Exhibit D, and incorporated herein by reference, together with such additional Rules and Regulations or amendments thereto as may hereafter from time to time be reasonably established by Lessor, and such additions or amendments shall be binding on Lessee upon receipt of same by Lessee. All rules and regulations which apply to the Building shall be uniformly enforced against all tenants in the Building.

38. HAZARDOUS SUBSTANCES. Lessee covenants and agrees that it shall not cause or permit any Hazardous Substances (as hereinafter defined) to be generated, used, treated, stored, released or disposed of in, on, at, or under the Premises, the Building, or the Land without Lessor's prior written consent. Lessee further covenants and agrees to indemnify Lessor for any loss, cost, damage, liability, or expense (including without limitation, attorneys' fees), as well as environmental impairment damages, that Lessor might ever incur because of Lessee's failure to comply with the provisions of the immediately preceding sentence, this indemnification to survive the expiration or other termination of this Lease. For the purposes of this Paragraph 39, Hazardous Substances shall mean and refer to (a) all those substances, elements, materials, compounds, or wastes defined or classified as hazardous or restricted under (i) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time, the regulations promulgated thereunder and analogous state statutes and regulations, (ii) the Resource Conservation and Recovery Act of 1976, as amended from time to time, the regulations promulgated thereunder and analogous state statutes and regulations,
(iii) the Toxic Substances Control Act, as amended from time to time, the regulations promulgated thereunder and analogous state statutes and regulations; and (b) petroleum products, including, without limitation, waste oils; and (c) "asbestos", as defined in 29 C.F.R. Sec. 1910.1001 et seq. (or analogous regulations promulgated under the Occupational Safety and Health Act of 1970, as amended from time to time, and the regulations promulgated thereunder); and (d) "PCBs", as defined in 40 C.F.R. Sec. 761 et seq., and "TCDD" as defined in 40 C.F.R. Sec. 775 et seq. (or in either case analogous regulations promulgated under the Toxic Substances Control Act, as amended from time to time); and (e) any other substance, element, material, or compound defined or restricted as a hazardous, toxic, radioactive, or dangerous substance, material, or waste by the Environmental Protection Agency or by any other ordinance, statute, law, code, or regulation of any federal, state, or local governmental entity or any agency, department or other subdivision thereof, whether now or later enacted, issued, or promulgated.

     Lessor covenants and agrees to indemnify Lessee for any loss, cost, damage, liability, or expense (including without limitation, attorneys' fees), as well as environmental impairment damages, that Lessee might ever incur as a result of Lessor's causing or permitting any Hazardous Substances to be generated, used, treated, stored, released or disposed of in, on, at, or under the Premises, the Building, or the Land in violation of applicable law, this indemnification to survive the expiration or other termination of this Lease.

39. MISCELLANEOUS. Time is of the essence of this Lease. This Lease contains the entire agreement of Lessor and Lessee and no representations or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. This Lease may not be amended other than in a writing signed by Lessor and Lessee. No failure of either party to exercise any power given to such party hereunder, or to insist upon strict compliance by the other party of any obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of such party's right to demand exact compliance with the terms hereof. If any clause or provision of this Lease is illegal, invalid, or unenforceable under applicable present or future laws or regulations effective during the term of this Lease, the remainder of this Lease shall not be affected. In lieu of each clause or provision of this Lease which is illegal, invalid, or unenforceable, there shall be added as part of this Lease a clause or provision as nearly identical as may be possible and as may be legal, valid, and enforceable. This Lease shall be governed by, construed under, and interpreted and enforced in accordance with the laws of the State of Georgia. Neither this Lease, nor any memorandum of this Lease or reference hereto, shall be recorded by Lessee without Lessor's consent endorsed hereon. Each party shall be excused from the performance of any of its obligations under this Lease (other than an obligation requiring the payment of money) for the period of any delay resulting from any cause beyond its control, including, without limitation, all labor disputes, governmental regulations or controls, fires or other casualties, inability to obtain any material, or services or acts of God. The owner of record of the Premises is the Lessor. Titles or captions of Paragraphs contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

40.  SPECIAL STIPULATIONS. INTENTIONALLY OMITTED

41.  GUARANTY. INTENTIONALLY OMITTED.

42. INCORPORATION OF EXHIBITS. All exhibits referred to in this Lease are hereby incorporated herein by this reference.

43. FINANCIAL STATEMENTS. Lessee agrees that in the event Lessor, or any successor to Lessor, desires to enter into any financing arrangement whereby the Premises, the Building and/or the Land would be mortgaged or otherwise encumbered, or Lessor desires to sell the Premises, the Building and/or the Land, Lessee shall cooperate in good faith with Lessor by providing to Lessor, the proposed lender or the prospective purchaser, such publicly available financial information regarding Lessee and Lessee's business operations as may be reasonably requested. The foregoing notwithstanding, Lessee shall only be required to provide such financial information directly to the party reasonably requesting it, and Lessee shall only be required to provide such financial information if the recipient thereof first executes and delivers to Lessee a confidentiality agreement prepared by Lessee providing, among other matters, that the recipient of the financial information will treat the financial information as confidential and will not disseminate any of the financial information to any persons other than officers, agents, employees or professional advisors.

44. CALCULATION OF TIME PERIODS. Each reference in this Lease to periods of time (e.g., ten (10) days) shall refer to calendar days (not business days), unless a specific reference is made in that case to business days.



                      (SIGNATURES APPEAR ON FOLLOWING PAGE)

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed, under seal, in their respective names and on their behalf by their duly authorized officials, the day and year indicated below.

                                       LESSOR:
                                       -------

                                       HARBINGER AVALON RIDGE, L.P.

                                       By:    HARBINGER AVALON RIDGE GP, INC.,
                                              its General Partner


                                       By:   /s/ C. Thomas Brunson        [SEAL]
                                             -----------------------------
                                       Name: C. Thomas Brunson
                                             -----------------------------------
                                       Title: Managing Director
                                             -----------------------------------

                                       Date of Execution by Lessor:

                                       July 3, 2002
                                       -----------------------------------



                                       LESSEE:

                                       MULTI-USER SOLUTIONS, LTD.,
                                       a Delaware Corporation

                                       By: /s/ E. Leo Bebeau
                                           -----------------
                                           its President and CEO


                                           By: /s/ E.Leo Bebeau
                                               ----------------
                                           Attest:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                                                              (CORPORATE SEAL)


                                       Date of Execution by Lessee:

                                       July 3, 2002
                                       ---------------------------------------

                                    EXHIBIT A

                           FLOOR PLAN OF THE PREMISES

                                    EXHIBIT B

                   LEGAL DESCRIPTION OF THE 5.8560 ACRE TRACT

All that  tract or  parcel  of land  lying  and being in Land Lot 270 of the 6th
District Gwinnett County, Georgia and being more particularly described as follows:

     Begin at a one-half inch rebar found on the western right of way line of a cul-de-sac known as Avalon Ridge Place (a right of way of varying widths), a distance of 377.07 feet southerly along said western right of way line of Avalon Ridge Place from the mitered intersection of said western right of way line of Avalon Ridge Place and the southern right of way of Avalon Ridge Parkway (a right of way of undisclosed width); running thence along the western and southern right of way lines of said Avalon Ridge Place the following courses an.] distances: South 22 04' 55" East a distance of 66.47 feet to an iron pin set; South 17 30' 29" East a distance of 25.08 feet to an iron pin set; and along the arc of a 82.00 foot radius curve turning to the left an arc distance of 124.08 feet to an iron pin set (said arc being subtended by a chord bearing South 65 25' 49" East, a chord distance of 112.57 feet); thence leaving the southern right of way line of Avalon Ridge Place and running g South 07 24' 10" East a distance of 541.99 feet to an iron pin set within the night of way of a 60 foot Colonial Pipeline Company easement; thence within said easement; area South 82 35' 50"" West a distance of 431.00 feet to an iron pin serf thence leaving said easement area and running North 07 24' 10" West a distance of
527.45 feet to an iron pin set; thence North 75 53' 20" East a distance of 47.35 feet to a one-half inch rebar found; thence North 52 04' 00" East a distance of
310.25 feet to a one-half inch rebar found and THE POINT OF BEGINNING.

     Said tract of land contains 5.8560 acres and is shown on and described according to that certain survey for A.G. No. 2, LLC, SouthTrust Bank of Alabama, National Association and Chicago Title Insurance Company, prepared by Hannon, Meeks & Bagwell, Miles H. Hannon, Georgia Registered Land Surveyor No. 1528, dated April 26, 1995, last revised June 22, 1995, which survey is hereby made a part of this description by this reference.

                                    EXHIBIT C
                         TENANT'S ACCEPTANCE OF PREMISES

LESSEE:  Multi-user Solutions, Ltd.

LESSOR:  Harbinger Avalon Ridge, L.P.

DATE LEASE SIGNED:

TERM OF LEASE: Beginning on the Commencement Date and ending on the Termination Date [ss.2(a)]

ADDRESS OF PREMISES: AVALON RIDGE PARKWAY, NORCROSS, GWINNETT COUNTY, GEORGIA

SUITE NUMBER: 600, CONTAINING APPROXIMATELY 26,880 SQUARE FEET.

COMMENCEMENT DATE:

TERMINATION DATE:  Six (6) Lease Years after the Commencement Date [ss.2(a)]

MONTHS:  72 months

     The above described Premises are accepted by Lessee as suitable for the purposes for which they were let. The above described lease term commences and expires on the dates set forth above. Lessee acknowledges that it has received from Lessor number of keys to the Premises. It is understood that there is a punch list which will be completed within 30 days after move-in and will be an exhibit to the Tenant Estoppel Certificate. LESSEE:

LESSEE:

Multi-User Solutions, Ltd.
---------------------------------------
(TYPE NAME OF LESSEE)


BY: /s/ E. Leo Bebeau
    ------------------------------------
    (SIGNATURE)

NAME: E. Leo Bebeau
      ---------------------------------

TITLE: President and CEO
       --------------------------------

DATE OF EXECUTION BY LESSEE: July 3, 2002
                             ------------

                                    EXHIBIT D

                              RULES AND REGULATIONS

1. SIGN DISPLAY. Lessor will provide at Lessor's expense signage for the Premises. Such signage will be coordinated throughout the park for uniformity and attractiveness. No sign, tag, label, picture, advertisement, or notice shall be displayed, distributed, inscribed, painted, or affixed by Lessee on any part of the outside or inside of the Building or of the Premises without the prior written consent of Lessor.

2. DRIVES AND PARKING AREAS. All parking shall be within the property boundaries and within marked parking spaces. There should be no on-street parking and at no time shall any lessee obstruct drives and loading areas intended for the use of all lessees. The drives and parking areas are for the joint and nonexclusive use of Lessor's lessees, and their agents, customers, and invitees, unless specifically marked. In the event Lessee, its agents, customers and/or invitees use a disproportionate portion of the parking, Lessor shall have the right to restrict Lessee, its agents, customers and/or invitees to certain parking areas. Lessee shall not permit any fleet trucks to park overnight in the Building's parking areas.

3. STORAGE AND LOADING AREAS. Unless specifically approved by Lessor in writing, no materials, supplies, or equipment shall be stored anywhere except inside the Premises. Trash receptacles may not be placed in the service areas except by Lessor. If Lessor does not supply trash receptacles, Lessee shall furnish its own receptacles, and shall place such receptacles in a location designated by Lessor.

4. LOCKS. No additional locks, other than Landlord approved entry systems, shall be placed on the doors of the Premises by Lessee nor shall any existing locks be changed unless Lessor is immediately furnished with two keys thereto. Lessor will, without charge, furnish Lessee with two keys for each lock on the entrance doors when Lessee assumes possession, with the understanding that at the termination or expiration of the term of the Lease the keys shall be returned.

5. CONTRACTORS AND SERVICE MAINTENANCE. Lessee will refer all contractors, contractor's representatives, and installation technicians rendering any construction or installation services on or to the Premises for Lessee to Lessor for its approval and supervision before performance of any service. This provision shall apply to all construction work performed in the Building, including, but not limited to, installation of electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, or any other physical portion of the Building.

6. LODGING. No Lessee shall at any time occupy any part of the Building as sleeping or lodging quarters.

7. REGULATIONS OF OPERATION AND USE. Lessee shall not place, install, or operate on the Premises or in any part of Building, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other flammable, explosive or hazardous material without the prior written consent of Lessor. The foregoing shall not prohibit the use of microwave ovens.

8. WINDOW COVERINGS. Windows facing the Building exterior shall at all times be wholly clear and uncovered (except for such blinds or curtains or other window coverings Lessor may provide or approve) so that a full unobstructed view of the interior of the Premises may be had from outside the Building.

9. MODIFICATIONS. Lessor shall have the right from time to time to modify, add to or delete any of these Rules and Regulations at Lessor's reasonable discretion, provided that any changes are uniformly applied to all lessees, and do not materially interfere with the conduct of Lessee's business at the Premises.

                                    EXHIBIT E

                              SPECIAL STIPULATIONS

                              INTENTIONALLY OMITTED